Investment Portfolio	as of February 28, 2021 (Unaudited)
DWS CROCI® Equity Dividend Fund
	Shares	Value ($)

Common Stocks 98.9%
Communication Services 2.4%
Diversified Telecommunication Services
Verizon Communications, Inc.	445,455	24,633,662
Consumer Discretionary 2.6%
Household Durables
Garmin Ltd.	206,974	25,668,916
Consumer Staples 24.4%
Food & Staples Retailing 2.3%
Kroger Co.	709,048	22,838,436
Food Products 14.5%
Campbell Soup Co. (a)	519,578	23,630,407
Conagra Brands, Inc.	721,661	24,485,958
General Mills, Inc.	434,486	23,901,075
Kellogg Co.	424,511	24,498,530
The JM Smucker Co.	208,556	23,358,272
Tyson Foods, Inc. “A”	384,550	26,022,498
		145,896,740
Household Products 2.4%
Kimberly-Clark Corp.	188,753	24,222,672
Tobacco 5.2%
Altria Group, Inc.	601,556	26,227,842
Philip Morris International, Inc.	310,747	26,108,963
		52,336,805
Financials 13.3%
Banks 5.7%
JPMorgan Chase & Co.	190,732	28,070,028
Zions Bancorp. NA	541,356	28,783,899
		56,853,927
Capital Markets 7.6%
Bank of New York Mellon Corp.	614,727	25,916,890
Northern Trust Corp.	268,494	25,541,834
State Street Corp.	347,594	25,294,416
		76,753,140
Health Care 25.6%
Biotechnology 7.0%
AbbVie, Inc.	230,428	24,826,312
Amgen, Inc.	98,715	22,202,978
Gilead Sciences, Inc.	375,637	23,064,112
		70,093,402

Health Care Equipment & Supplies 2.5%
Medtronic PLC	215,888	25,252,419
Health Care Providers & Services 2.3%
Cardinal Health, Inc.	457,184	23,554,120
Pharmaceuticals 13.8%
Bristol-Myers Squibb Co.	387,263	23,750,840
Eli Lilly & Co.	119,266	24,436,411
Johnson & Johnson	147,889	23,434,491
Merck & Co., Inc.	313,504	22,766,661
Pfizer, Inc.	676,811	22,666,400
Viatris, Inc.*	1,464,658	21,750,171
		138,804,974
Industrials 15.0%
Aerospace & Defense 2.5%
Lockheed Martin Corp.	75,362	24,888,300
Air Freight & Logistics 2.3%
C.H. Robinson Worldwide, Inc.	256,124	23,268,865
Building Products 2.7%
Johnson Controls International PLC	497,647	27,763,726
Industrial Conglomerates 2.5%
3M Co.	143,677	25,152,096
Machinery 5.0%
Cummins, Inc.	102,186	25,873,495
PACCAR, Inc.	264,255	24,044,563
		49,918,058
Information Technology 15.6%
Communications Equipment 4.8%
Cisco Systems, Inc.	559,313	25,096,374
Juniper Networks, Inc.	986,928	22,975,684
		48,072,058
IT Services 5.2%
Amdocs Ltd.	354,999	26,912,474
International Business Machines Corp.	211,583	25,163,566
		52,076,040
Semiconductors & Semiconductor Equipment 2.7%
Intel Corp.	454,306	27,612,719
Technology Hardware, Storage & Peripherals 2.9%
HP, Inc.	1,015,896	29,430,507
Total Common Stocks (Cost $903,888,033)		995,091,582

Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (b) (c) (Cost $6,563,700)	6,563,700	6,563,700

Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 0.03% (b) (Cost $8,771,187)	8,771,187	8,771,187

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $919,222,920)	100.5	1,010,426,469
Other Assets and Liabilities, Net	(0.5)	(4,671,407)
Net Assets	100.0	1,005,755,062
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended February 28, 2021 are as follows:
Value ($) at 11/30/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 2/28/2021	Value ($) at 2/28/2021
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (b) (c)
627,550	5,936,150 (d)	—	—	—	878	—	6,563,700	6,563,700
Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 0.03% (b)
8,114,907	47,069,698	46,413,418	—	—	700	—	8,771,187	8,771,187
8,742,457	53,005,848	46,413,418	—	—	1,578	—	15,334,887	15,334,887
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at February 28, 2021 amounted to $6,385,392, which is 0.6% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended February 28, 2021.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2021 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$995,091,582	$—	$—	$995,091,582
Short-Term Investments (a)	15,334,887	—	—	15,334,887
Total	$1,010,426,469	$—	$—	$1,010,426,469
(a)	See Investment Portfolio for additional detailed categorizations.

OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DCEDF-PH1
R-080548-1 (1/23)